SUP-0115-0214

ALLIANCEBERNSTEIN BOND FUND, INC.

AllianceBernstein Limited Duration High Income Portfolio

(the “Fund”)

Supplement dated February 7, 2014 to the Prospectus dated January 31, 2014 of the AllianceBernstein Bond Funds offering Class A, Class C and Advisor Class shares of the AllianceBernstein Limited Duration High Income Portfolio (the “Prospectus”).

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Portfolio Managers

The following replaces the chart under the heading “Portfolio Managers” in the Summary section of the Prospectus for the Fund and reflects those persons responsible for the day-to-day management of the Fund’s portfolio.

Employee	Length of Service	Title
Gershon M. Distenfeld	Since 2011	Senior Vice President of the Adviser
Ashish C. Shah	Since 2011	Senior Vice President of the Adviser
Michael E. Sohr	Since 2011	Senior Vice President of the Adviser
Ivan Rudolph-Shabinsky	Since February 2014	Senior Vice President of the Adviser

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Investing in the Funds — Payments to Financial Advisors and their Firms

The following replaces the third paragraph in the section titled “Investing in the Funds — Payments to Financial Advisors and their Firms”.

ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 3% of your investment for sales of Class B shares (4% with respect to the sales of Class B shares of AllianceBernstein Unconstrained Bond Fund) and an amount equal to 1% of your investment for sales of Class C shares.

Management of the Funds — Portfolio Managers

The following replaces certain information under the heading “Management of the Funds — Portfolio Managers” in the Prospectus.

Fund and Responsible Team	Employee; Year; Title	Principal Occupation(s) During the Past Five (5) Years
AllianceBernstein Limited Duration High Income Portfolio	Gershon M. Distenfeld; since 2011; Senior Vice President of the Adviser	(see above)

Fund and Responsible Team	Employee; Year; Title	Principal Occupation(s) During the Past Five (5) Years
Limited Duration High Income Investment Team
	Ashish C. Shah; since 2011; Senior Vice President of the Adviser	Senior Vice President and Director of Global Credit of the Adviser, with which he has been associated in a substantially similar capacity to his current position since May 2010. From September 2008 until May 2010, he was a Managing Director and Head of Global Credit Strategy at Barclays Capital.

	Michael E. Sohr; since 2011; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2009.

	Ivan Rudolph-Shabinsky; since February 2014; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since 2011. Prior thereto, he served in various roles with the Adviser, including as a senior portfolio manager, head of the product development team, head of the product management team and head of fixed-income consultant relations since prior to 2009.

This Supplement should be read in conjunction with the Prospectus for the Fund.

You should retain this Supplement with your Prospectus for future reference.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SUP-0115-0214

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